                                                              Exhibit 99.2

            BRM HOLDINGS, INC. (FORMERLY US OFFICE PRODUCTS COMPANY)
                           CONSOLIDATING BALANCE SHEET
                                OCTOBER 27, 2001
                                  ($ IN 000'S)
                                  (UNAUDITED)


                                                                              NON-DEBTORS
                                                                              ------------
                                                         TOTAL DEBTORS        BSG HOLDINGS        TOTAL COMPANY
                                                         -------------        ------------        -------------
ASSETS

Current Assets:
     Cash & Cash Equivalents                              $     35,976         $    7,589          $    43,565
     Accounts Receivable, net                                        -                  -                    -
     Inventory, net                                                  -                  -                    -
     Prepaid expenses and other current assets                  28,709                  -               28,709
                                                         --------------       ------------        -------------
          Total Current Assets                                  64,685              7,589               72,274

     Property & Equipment, net                                       -                  -                    -
     Intangible Assets, net                                          -                  -                    -
     I/C Receivable from non-debtor entities                         -                  -                    -
     Other Assets                                               17,500                  -               17,500
                                                         --------------       ------------        -------------
TOTAL ASSETS                                              $     82,185         $    7,589          $    89,774
                                                         ==============       ============        =============


LIABILITIES AND STOCKHOLDERS' EQUITY
Pre Petition Liabilities:
     Accounts Payable                                     $     42,185         $        -               42,185
     Accrued Compensation                                            -                  -                    -
     Other accrued liabilities                                  16,316                  -               16,316
     I/C Payables/(Receivables)                                      -                  -                    -
     I/C with non-debtor entities                                    -                  -                    -
     Bank Debt                                                 379,678                  -              379,678
     2003 Notes                                                  4,144                  -                4,144
     2008 Notes                                                361,813                  -              361,813
     Other Liabilities                                           2,432                  -                2,432
                                                         --------------       ------------        -------------
Total Pre-Petition Liabilities                                 806,568                  -              806,568
                                                         --------------       ------------        -------------

Post Petition Liabilities:
     Accounts Payable                                              344                 40                  384
     Accrued Compensation                                            -                  -                    -
     I/C Payables/(Receivables)                                      -                  -                    -
     Other accrued liabilities                                   8,993              7,363               16,356
     Other Liabilities                                               -                  -                    -
                                                         --------------       ------------        -------------
Total Post-Petition Liabilities                                  9,337              7,403               16,740
                                                         --------------       ------------        -------------
Total Liabilities                                              815,905              7,403              823,308

Total Stockholders' Equity                                    (733,720)               186            (733,534)
                                                         --------------       ------------        -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $     82,185         $    7,589          $    89,774
                                                         ==============       ============        =============

            BRM HOLDINGS, INC. (FORMERLY US OFFICE PRODUCTS COMPANY)
                       CONSOLIDATING STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED OCTOBER 27, 2001
                                  ($ IN 000'S)
                                  (UNAUDITED)



                                                                     NON-DEBTORS
                                                            ------------------------------
                                            TOTAL DEBTORS   BLUE STAR GROUP   BSG HOLDINGS   ELIMINATIONS   TOTAL COMPANY
                                            -------------   ---------------   ------------   ------------   -------------
Net Revenues                                   $     -         $     -         $     -         $     -         $     -
Cost of Revenues                                     -               -               -               -               -
                                               ---------       ---------       ---------       ---------       ---------
     Gross Profit                                    -               -               -               -               -

Selling, General & Admin. Expenses                 9,979             -               -               -             9,979
Amortization Expense                                 -               -               -               -               -
Impaired asset write-offs                         13,926             -               -               -            13,926
Operating Restructuring Costs                        -               -               -               -               -
                                               ---------       ---------       ---------       ---------       ---------
     Operating Income (Loss)                     (23,905)            -               -               -           (23,905)
                                               ---------       ---------       ---------       ---------       ---------

Other (Income)/Expense:
     Interest (Income)/Expense                      (192)            -              (158)            -              (350)
     Unrealized Foreign Currency
       transaction (Gain) Loss                       -               -               -               -               -
     Equity in loss of affiliates                    -               -               -               -               -
     (Gain)/loss on closure of business           48,099         (38,588)        174,659        (177,030)          7,140
     Other (income)/expense                         (868)            -               (28)            -              (896)
                                               ---------       ---------       ---------       ---------       ---------
          Total Other (Income)/Expense            47,039         (38,588)        174,473        (177,030)          5,894
                                               ---------       ---------       ---------       ---------       ---------
Income (Loss) before provision for
  Income Taxes                                   (70,944)         38,588        (174,473)        177,030         (29,799)
Provision for (benefit from) income taxes            -               -               -               -               -
                                               ---------       ---------       ---------       ---------       ---------
Net Income (Loss) Before Extraordinary
   Items                                       $ (70,944)      $  38,588       $(174,473)      $ 177,030       $ (29,799)
                                               =========       =========       =========       =========       =========
